SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 6, 2005

Date of report (Date of earliest event reported)

FSI INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17276	41-1223238

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3455 Lyman Boulevard
Chaska, Minnesota		55318

(Address of Principal Executive Offices)		(Zip Code)

Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d) On December 6, 2005, the board of directors of FSI International, Inc. (the “Company”) appointed David V. Smith as a Class III director whose term continues until the 2008 shareholders meeting. The board also appointed Mr. Smith to serve as a member of the Corporate Governance and Nomination Committee of the Company. Mr. Smith has not been involved in any related party transactions with the Company. Mr. Smith is President, Chief Operating Officer and a director for GlobiTech Holding Company, a privately held company. He also serves on the boards of directors of several other privately held companies.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 7, 2005

FSI INTERNATIONAL, INC. (Registrant)
By:	/s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer and Assistant Secretary